                                                                   EXHIBIT 10.27

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                            PACIFIC BIOMETRICS, INC.

                          Common Stock Purchase Warrant

DATE OF ISSUANCE:  MAY 28, 2004                 NUMBER OF SHARES: 181,818 SHARES
                                                         (subject to adjustment)

      PACIFIC BIOMETRICS, INC., a Delaware corporation (the "COMPANY"), for value received, hereby certifies that SOURCE CAPITAL GROUP, INC., or its registered assigns (the "HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company up to 181,818 shares of Company common stock, $.01 par value per share (the "COMMON STOCK"), at an exercise price of $1.25 per share on the terms and conditions set forth herein. The number of shares of Common Stock issuable upon exercise of this Warrant, and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "WARRANT STOCK" and the "EXERCISE PRICE," respectively. This Warrant is granted to Holder pursuant to the terms of that certain engagement agreement between the Company and Holder in connection with the Company's debt financing with Laurus Master Funds, Ltd., in which the Company issued a convertible promissory note, dated May 28, 2004, to Laurus in the aggregate principal amount of $2.5 million (the "NOTE").

      1. VESTING AND EXERCISABILITY OF WARRANT. This Warrant shall be exercisable only as and to the extent that principal and accrued interest under the Note is converted into shares of Common Stock. From time to time, as principal and accrued interest under the Note is converted into Common Stock, this Warrant shall vest and be exercisable into a cumulative number of shares (less any number of shares previously exercised hereunder) equal to the quotient obtained by dividing (a) 8% of the dollar amount of any principal and interest under the Note converted into Common Stock, by (b) $1.10. Only whole shares shall be issuable hereunder; accordingly, in the event any such calculation results in a fraction, this Warrant shall be exercisable only for such whole number of shares. By way of example, if $100,000.00 of principal and interest under the Note is converted into Common Stock, the foregoing calculation would result in 7,547.17, and accordingly this Warrant would be exercisable only for 7,547 shares. For any amount of principal and interest under the Note that is paid or settled in cash or otherwise, and that is not converted into Common Stock, no shares underlying this Warrant shall vest and become exercisable. There are no assurances as to the amount, if any, of principal and interest under the Note that will be converted into Common Stock, or as to the number of shares hereunder that will vest and become exercisable. In no event shall the maximum number of shares exercisable under this Warrant exceed 181,818 shares (subject to adjustment pursuant to Section 6 below).

      2. MANNER OF EXERCISE; NET EXERCISE.

            (a) This Warrant may be exercised in whole or in part by delivering to the Company at its principal place of business (i) this Warrant, (ii) the form of Election to Purchase attached hereto as EXHIBIT A duly completed and executed by Holder, and (iii) cash, wire transfer, or bank check payable to the Company, in the amount of the Exercise Price multiplied by the number of shares for which this

Warrant is being exercised (the "PURCHASE PRICE"). Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided herein or at such later date as may be specified in the executed form of Election to Purchase.

            (b) Notwithstanding the cash payment provisions set forth above, Holder may elect to exercise this Warrant by converting this Warrant into shares of Warrant Stock by delivering this Warrant and the Notice of Net Issuance Exercise attached hereto as EXHIBIT B duly completed and executed by the Holder to the Company at its principal place of business, in which case the Company shall issue to the Holder the number of shares of Warrant Stock determined as follows:

                                 X = (A - B) x C
                                     -----------
                                        A

Where:      X  =   the number of shares of Warrant Stock issuable upon net
                   issuance exercise pursuant to the provisions of this
                   Section 2(b).

            A  =   the Fair Market Value (as defined below) of one share of
                   Warrant Stock on the date of net issuance exercise.

            B  =   the Exercise Price for one share of Warrant Stock under
                   this Warrant.

            C  =   the number of shares of Warrant Stock as to which this
                   Warrant is exercised.

      For purposes of the above calculation, the Fair Market Value of a share of Warrant Stock shall be determined in good faith by the Board of Directors of the Company; provided, however, that if a public market for the Warrant Stock exists at the time of such exercise, then such Fair Market Value shall be deemed to be equal to(i) the average of the closing bid and asked prices of the Warrant Stock as quoted in the Over-the-Counter Market Summary or (ii) the last reported sale price of the Warrant Stock or the closing price quoted on the Nasdaq National or SmallCap Market System or on any exchange on which the Warrant Stock is then listed, whichever is applicable, for the five trading days prior to the date of exercise of this Warrant.

      If the foregoing calculation results in a negative number, then no shares of Warrant Stock shall be issued upon net issuance exercise pursuant to this
Section 2(b). Upon net issuance exercise in accordance with this Section 2(b), the Holder shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock determined in accordance with the foregoing. Upon any such net issuance exercise, the number of shares of Warrant Stock purchasable upon subsequent exercise of this Warrant shall be reduced by the number of shares of Warrant Stock with respect to which this Warrant was exercised in the net issuance exercise.

      3. DELIVERY OF STOCK CERTIFICATE. As soon as practicable after the exercise of this Warrant, in full or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock to which Holder shall be entitled upon such exercise and (b) if applicable, a new Warrant of like tenor to purchase up to that number of shares of Warrant Stock, if any, not previously exercised by Holder. Holder shall for all purposes be deemed to have become the holder of record of such shares of Warrant Stock on the date on which this Warrant was properly exercised in accordance with Section 2, irrespective of the date of delivery of the certificate or certificates representing the Warrant Stock; provided that, if the date of such exercise is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such shares of Warrant Stock at the close of business on the next succeeding date on which the stock transfer books are open.

      4. RESERVATION OF WARRANT STOCK. The Company covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

      5. TERMINATION. To the extent not earlier exercised, the Warrant evidenced hereby shall be void and of no effect and all rights hereunder shall cease upon the earlier of (a) 5:00 p.m. Pacific Time on May 28, 2009, or (b) the closing of any merger, consolidation or other reorganization of the Company with or into any other corporation or other business entity, or the sale of all or substantially all of its assets, or the liquidation or dissolution of the Company (each, a "TRANSACTION"). The Company shall provide Holder with written notice not less than 10 days prior to the closing of any proposed Transaction. All restrictions set forth herein on the shares of Warrant Stock issued upon exercise of any rights hereunder shall survive such exercise and expiration of the rights granted hereunder.

      6. ADJUSTMENTS TO WARRANT. In case the Company shall issue any shares of Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such cases, the Exercise Price in effect at the time of such action shall be proportionately reduced and the number of shares of Warrant Stock at that time purchasable pursuant to this Warrant shall be proportionately increased; and, conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Exercise Price in effect at the time of such action shall be proportionately increased and the number of shares of Warrant Stock at that time purchasable pursuant to this Warrant shall be proportionately decreased. Any calculations of adjustments shall be made to the nearest cent or to the nearest one whole share, as the case may be.

      7. RESTRICTIONS ON TRANSFER. Neither this Warrant nor the Warrant Stock have been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any applicable state law, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless
(a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities,
(b) the Company receives an opinion of legal counsel for Holder (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration, or (c) the Company otherwise satisfies itself that such transaction is exempt from registration.

      8. LEGEND. A legend setting forth or referring to the restrictions stated in Section 7 shall be placed on this Warrant, any replacement hereof and any certificates representing Warrant Stock, and a stop transfer restriction or order shall be placed on the books of the Company and with any transfer agents against this Warrant and shares of Warrant Stock until they may be legally sold or otherwise transferred.

      9. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of the Warrant. In lieu of fractional shares, the Company shall round the number of shares to be issued upon exercise of this Warrant to the nearest whole share.

      10. HOLDER AS OWNER. Unless this Warrant is transferred or assigned, the Company may deem and treat the Holder at all times as the absolute owner of the Warrant evidenced hereby for all purposes regardless of any notice to the contrary.

      11. NO RIGHTS AS SHAREHOLDER. This Warrant shall not entitle Holder to any voting rights or any other rights as a shareholder of the Company, or to any other rights whatsoever except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the shares purchasable hereunder unless, and until, and except to the extent that, this Warrant shall be exercised.

      12. PIGGYBACK REGISTRATION RIGHTS. Holder shall be entitled to certain piggyback registration rights with respect to the Warrant Stock as set forth on the attached EXHIBIT C.

      13. EXCHANGE OR DESTRUCTION OF WARRANT. This Warrant is exchangeable, without expense to Holder and upon delivery hereof to the Company, for Warrants of different denominations entitling Holder to purchase shares of Warrant Stock equal in total number and identical in type to the shares of Warrant Stock covered by this Warrant. In addition, upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an affidavit and indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company at its expense will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

      14. NOTICES. Unless otherwise provided, any notice, request or other document required or permitted to be given or delivered to Holder hereof or the Company shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, or (c) upon receipt if delivered by prepaid overnight delivery, courier service or registered or certified mail addressed,
(i) if to Holder, to the address of Holder most recently furnished in writing to the Company and (ii) if to the Company, to the address set forth below, or in either case at such other address as such party may designate by five days' advance written notice to the other party given in the foregoing manner.

      15. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall be binding upon the Company and Holder and their respective successors and assigns, subject at all times to the restrictions set forth herein.

      16. APPLICABLE LAW. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Washington.

      EXECUTED as of the day and year first above written.


                                       PACIFIC BIOMETRICS, INC.


                                       By: /s/ Ronald R. Helm
                                           ----------------------------------
                                           Ronald R. Helm,
                                           Chief Executive Officer

                                       Address:    220 West Harrison St.
                                                   Seattle, WA 98119

                   EXHIBIT A TO COMMON STOCK PURCHASE WARRANT

                              ELECTION TO PURCHASE

Pacific Biometrics, Inc.
220 West Harrison St.
Seattle, WA 98119
Attention:  Corporate Secretary


      The undersigned hereby irrevocably elects to purchase __________ shares of Common Stock of Pacific Biometrics, Inc., a Delaware corporation (the "COMPANY"), issuable upon the exercise of the attached Warrant, and requests that certificates for such shares be issued in the name of and delivered to the undersigned at the address stated below. If said number of shares shall not be all the shares which may be purchased pursuant to the attached Warrant, the Company shall issue a new Warrant to the Holder evidencing the right of the Holder to purchase the balance of such shares under terms identical to the attached Warrant.

      The undersigned hereby agrees with and represents to the Company that such shares of Common Stock are acquired for investment and not with a view to, or for sale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended, and that the undersigned has no present intention of distributing or reselling such shares. The undersigned acknowledges and agrees that the exercise of the attached Warrant and the issuance and transfer of the Common Stock to be purchased are subject to Sections 7 and 8 of the attached Warrant.

      Payment enclosed in the amount of:         $_________________

      Dated:  ______________, 200__

      Name of Holder of Warrant (please print):  _______________________________

      Address:                                   _______________________________
                                                 _______________________________
                                                 _______________________________

      Signature:                                 _______________________________


                   Exhibit A to Common Stock Purchase Warrant

                   EXHIBIT B TO COMMON STOCK PURCHASE WARRANT

                         NOTICE OF NET ISSUANCE EXERCISE

Pacific Biometrics, Inc.
220 West Harrison St.
Seattle, WA 98119
Attention:  Corporate Secretary


      The undersigned hereby irrevocably elects to convert ______ % of the attached Warrant into such number of shares of Common Stock of Pacific Biometrics, Inc. (the "Company") as is determined pursuant to Section 2(b) of the attached Warrant. The undersigned requests that certificates for such net issuance shares be issued in the name of and delivered to the undersigned, at the address stated below. If the Holder does not elect to convert this entire Warrant, the Company shall issue a new Warrant to the Holder evidencing the Holder's right to purchase the remaining portion of shares under terms identical to the attached Warrant.

      The undersigned hereby agrees with and represents to the Company that such shares of Common Stock are acquired for investment and not with a view to, or for sale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended, and that the undersigned has no present intention of distributing or reselling such shares. The undersigned acknowledges and agrees that the exercise of the attached Warrant and the issuance and transfer of the Common Stock to be purchased are subject to Sections 7 and 8 of the attached Warrant.

      Dated: ______________, 200__

      Name of holder of Warrant:       _______________________________
                                       (please print)

      Address:                         _______________________________
                                       _______________________________
                                       _______________________________

      Signature:                       _______________________________


                   Exhibit B to Common Stock Purchase Warrant

                   EXHIBIT C TO COMMON STOCK PURCHASE WARRANT

                          PIGGYBACK REGISTRATION RIGHTS

1. Registration Rights. Holder shall be entitled to the following registration rights:

      1.1 Definitions

            (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

            (b) The term "Registrable Securities" means (i) the shares of Common Stock issued on exercise of the common stock purchase warrant by the Holder, and
(ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock; provided, however, that the foregoing definitions of Registrable Securities shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights hereunder are not assigned. Notwithstanding the foregoing, such Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

            (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

            (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities;

            (e) The term "SEC" means the Securities and Exchange Commission.

      1.2 Piggy Back Registration Rights. If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, as the case may be), the Company shall, at such time, promptly give Holder written notice of such registration. Upon the written request of Holder, as the case may be, given within 20 days after mailing of such notice by the Company in accordance with Section 14 of the Warrant, the Company shall, subject to the provisions of Section 1.5, cause to be registered under the Securities Act all of the Registrable Securities, as the case may be, that such Holder has requested to be registered.

      1.3 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and to keep such registration statement continuously effective for a period of 120 days following its initial effective date.

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

            (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

            (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it has not already done so.

            (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

            (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

            (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities, as the case may be, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

      1.4 Expenses. All expenses other than underwriting discounts and commissions incurred in connection with registration pursuant to this Section, including the registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company. In addition, each Holder shall be bear and pay all legal fees and expenses incurred by legal counsel selected by such Holder in connection with the review of such registration statement, filing or qualification of the Registrable Securities.

      1.5 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.

      1.6 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section.

      1.7 Indemnification

            (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and shareholders of each Holder, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such indemnified person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such indemnified person.

            (b) To the extent permitted by law, each selling Holder severally but not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other selling security holder in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.7(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

      1.8. No Assignment. The rights to cause the Company to register the Registrable Securities pursuant hereto may not be assigned to any party without the express written consent of the Company.

      1.9 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) May 28, 2009, or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's Registrable Securities during a three-month period without registration.

      1.10 Amendment or Modification of Registration Rights. The rights granted to Holder hereunder may not be amended or modified without the written consent of the Company and Holders of a majority of the then outstanding Registrable Securities. Any amendment approved pursuant to the terms of this Section 1.10 shall be binding on, and enforceable against, all other Holders.